                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1999, included in Republic Bancshares, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

Tampa, Florida
November 16, 1999